Nationwide Life Insurance Company
• Nationwide Variable Account-5
• Nationwide Variable Account-9
• Nationwide Variable Account-14
• Multi-Flex Variable Account
• Nationwide VLI Separate Account-4
• Nationwide VLI Separate Account-7
Nationwide Life and Annuity Insurance Company • Nationwide VA Separate Account-C • Nationwide VL Separate Account-D • Nationwide VL Separate Account-G

Prospectus supplement dated September 25, 2010 to
Citibank VA prospectus dated May 1, 2000; and
BOA TruAccord Variable Annuity, Nationwide Options Select NY, Nationwide Options Select NLAIC, and One Investor PCVUL
prospectus dated May 1, 2008; and
Marathon VUL prospectus dated May 1, 2009; and
Key Choice, NEA Valuebuilder, The One Investor Annuity, Next Generation Corporate Variable Universal Life,
Marathon Corporate VUL, BOA Next Generation II FPVUL, Nationwide YourLife Protection VUL NY,
Nationwide YourLife Protection VUL, Nationwide YourLife Accumulation VUL NY, Nationwide YourLife Accumulation VUL, Nationwide YourLife Survivorship VUL NY, Nationwide YourLife Survivorship VUL, and Marathon Performance VUL
prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class I will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class I will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.